BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock Impact Municipal Fund

Supplement dated June 13, 2025 (the “Supplement”)

to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information,

each dated September 27, 2024, as supplemented to date

On June 5, 2025, the Board of Directors of BlackRock Municipal Bond Fund, Inc. (the “Corporation”), on behalf of its series, BlackRock Impact Municipal Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on September 12, 2025, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about September 19, 2025 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Corporation.

Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-IMPF-0525SUP